UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(amendment no. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 2, 2018

USA Compression Partners, LP

(Exact Name of Registrant as Specified in Charter)

Delaware	1-35779	75-2771546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Congress Avenue Suite 450 Austin, TX (Address of Principal Executive Offices)	78701 (Zip Code)

Registrant’s telephone number, including area code: (512) 473-2662

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

As reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission by USA Compression Partners, LP (the “Partnership”) on April 6, 2018 (the “Original Form 8-K”), on April 2, 2018, the Partnership completed the previously announced acquisition (the “CDM Acquisition”) of all of the issued and outstanding membership interests of CDM Resource Management LLC and CDM Environmental & Technical Services LLC (collectively “CDM”), from Energy Transfer Partners, L.P.(“ETP”).

On April 2, 2018, and in conjunction with the closing of the CDM Acquisition, Energy Transfer Equity, L.P. (“ETE”) and ETP acquired, among other things, from USA Compression Holdings, LLC all of the outstanding limited liability company interests in the Partnership’s general partner (the “GP Purchase”).

On April 2, 2018, and in connection with the closing of the CDM Acquisition, the Partnership, USA Compression GP, LLC (the “General Partner”) and ETE agreed to cancel the Partnership’s incentive distribution rights and convert the Partnership’s general partner interest into a non-economic general partner interest, in exchange for the Partnership’s issuance of common units to the General Partner (the “Equity Restructuring”).

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Original Form 8-K as permitted by Item 9.01 of Form 8-K to file the following financial statement information:

•	The audited financial statements of CDM (for the period described in Item 9.01(a) below), the notes thereto and the Report of Independent Certified Public Accountants; and
•	The unaudited pro forma condensed consolidated financial statements described in Item 9.01(b) below.

No other modifications to the Original Form 8-K are being made by this Amendment. This Amendment should be read in connection with the Original Form 8-K, which provides a more complete description of the CDM Acquisition, the GP Purchase and the Equity Restructuring.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial statements of businesses acquired. The audited financial statements of CDM as of December 31, 2017 and 2016, and for the years ended December 31, 2017, 2016 and 2015, are attached to this Form 8-K/A as Exhibit 99.1 and are incorporated herein by reference.

(b)

Pro Forma financial information. The unaudited pro forma condensed consolidated financial statements and explanatory notes of the Partnership as of and for the year ended December 31, 2017 giving effect to the CDM Acquisition, GP Purchase and Equity Restructuring are attached as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Grant Thornton.

99.1	Audited combined financial statements and related notes of CDM as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015.

99.2	Unaudited pro forma condensed consolidated financial statements of the Partnership and CDM as of and for the year ended December 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA COMPRESSION PARTNERS, LP

By:	USA Compression GP, LLC,
its General Partner

	By:	/s/ Christopher W. Porter
Christopher W. Porter
Vice President, General Counsel and Secretary

Dated June 11, 2018